Exhibit 99.2

FGL Holdings (“F&G”; NYSE: FG)
Investor Supplement
June 30, 2019
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.
As disclosed in the Company’s Form 10-K for the year ended December 31, 2018, the Company identified immaterial errors during the quarters ended September 30, 2018 and June 30, 2018. Management recorded immaterial out of period adjustments and updated the respective balances previously reported for the quarters ended June 30, 2018 and March 31, 2018 and the period ended December 31, 2017 within the financial statements and financial exhibits included herein. See "Note 2. Significant Accounting Policies and Practices" to our audited consolidated financial statements for additional information.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures.

FGL HOLDINGS
Financial Supplement
June 30, 2019
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

NON-GAAP FINANCIAL MEASURES
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The following represents the definitions of non-GAAP measures used by the FGL Holdings.
Adjusted Operating Income (AOI)
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate:
(i) the impact of net investment gains/losses, including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies,
(ii) the impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries,
(iii) the tax effect of affiliated reinsurance embedded derivative,
(iv) the effect of change in fair value of the reinsurance related embedded derivative,
(v) the effect of integration, merger related & other non-operating items,
(vi) impact of extinguishment of debt, and
(vii) net impact from Tax Cuts and Jobs Act.
Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Beginning with the quarter ended December 31, 2018, the Company updated its AOI definition to remove the incremental change due to the impact of the fair value accounting election for international subsidiaries. Management believes this revision will enhance the understanding of our business as the Company executes its growth strategy through international third party assumed business and is more relevant to investors as the impact of fair value accounting election can create an increases/decreases in the assumed liabilities that does not match the increase/decrease of the corresponding assets. This change will be applied on a prospective basis as the Company executes its growth strategy through international third party assumed reinsurance.
AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate the same items as described in the AOI paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Available to Preferred Shareholders
Equity available to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
GAAP Book Value per Common Share (including and excluding AOCI)
GAAP Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Statutory Book Value per Common Share (including and excluding Interest maintenance reserve ("IMR") and asset valuation reserve ("AVR"))
Statutory Book Value per Common Share including IMR and AVR is calculated as Fidelity & Guaranty Life Insurance Company ("FGL Insurance")’s statutory basis capital and surplus plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Statutory Book Value per Common Share excluding IMR and AVR is calculated as FGL Insurance’s statutory basis capital and surplus excluding IMR and AVR plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI, divided by the total number of shares of common stock outstanding at FGL Holdings. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of our primary insurance entities.
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders' Equity is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Common Shareholders Equity Excluding AOCI
Return on Average Common Shareholders' Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Adjusted Operating Return on Average Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital excluding AOCI
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% Equity Available to Preferred Shareholders by total capitalization excluding AOCI less a 50% credit for Equity Available to Preferred Shareholders. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; (iii) accrued investment income; (iv) funds withheld at fair value; (v) the net payable/receivable for the purchase/sale of investments and (iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.
Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on the Company’s income generating invested assets.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

FGL HOLDINGS
Consolidated Financial Highlights

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Premiums	$8	$16	$9	$12	$15	$24	$33
Net investment income	315	289	295	267	282	604	545
Net investment gains (losses)	135	240	(555)	119	(2)	375	(193)
Insurance and investment product fees and other	37	55	40	46	45	92	93
Total revenues	495	600	(211)	444	340	1,095	478

Net income (loss)	$46	$171	$(148)	$56	$40	$217	$105
Adjusted Operating Income ("AOI") (1)	$73	$90	$84	$69	$65	$163	$133
Dividends on preferred stock	(8)	(8)	(8)	(7)	(7)	(16)	(14)
AOI available to common shareholders	65	82	76	62	58	147	119

Per Unrestricted Common Shares Amounts:
Basic:
Net income (loss) available to common shareholders	$0.17	$0.74	$(0.70)	$0.23	$0.15	$0.92	$0.42
AOI available to common shareholders (1)	$0.30	$0.37	$0.34	$0.29	$0.27	$0.67	$0.55
Diluted:
Net income (loss) available to common shareholders	$0.17	$0.74	$(0.70)	$0.23	$0.15	$0.92	$0.42
AOI available to common shareholders (1)	$0.30	$0.37	$0.34	$0.29	$0.27	$0.67	$0.55

Dividends Paid to Common Shareholders Per Share	$0.01	$0.01	$—	$—	$—	$0.02	$—

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

At Period End
Cash and cash equivalents	$772	$1,357	$571	$944	$1,710	$772	$1,710
Total investments	$26,679	$24,510	$23,917	$24,411	$22,860	$26,679	$22,860
Total assets	$35,098	$32,446	$30,945	$30,960	$30,004	$35,098	$30,030
Contractholder funds	$24,828	$23,881	$23,387	$23,164	$22,504	$24,828	$22,574
Future policy benefits	$5,641	$4,677	$4,641	$4,631	$4,710	$5,641	$4,710
Debt (including revolving credit facility)	$542	$541	$541	$540	$540	$542	$540
Total equity	$2,260	$1,751	$890	$1,474	$1,382	$2,260	$1,338
Total equity excluding Accumulated Other Comprehensive Income (AOCI)	$2,009	$1,967	$1,827	$2,043	$1,985	$2,009	$1,941
Common shares issued and outstanding	217.19	217.33	221.06	214.37	214.37	217.19	214.37

GAAP Book value per common share (1)	$8.46	$6.15	$2.19	$5.02	$4.62	$8.46	$4.42
GAAP Book value per common share excluding AOCI (1)	$7.31	$7.15	$6.43	$7.67	$7.44	$7.31	$7.23
Debt to total Capitalization excluding AOCI (1)	21.5%	21.9%	23.1%	21.2%	21.7%	21.5%	22.1%
Return on average common shareholders' equity excluding AOCI (1)	9.7%	43.8%	(40.7)%	12.1%	8.4%	6.0%	7.6%
Statutory Book value per share (1) (2)	$8.63	$8.56	$8.15	$8.83	$8.87	$8.63	$8.87
Statutory Book value per share excluding IMR and AVR (1) (2)	$11.33	$11.28	$10.78	$11.65	$11.58	$11.33	$11.58
(1) Refer to "Non-GAAP Financial Measures" for further details
(2) Statutory book value per share measures reflect an increase in the share count at December 31, 2018 as a result of the tender of warrants on our common stock. The book value of our international subsidiaries and statutory per share measures have been trued-up in prior periods to be more representative of our combined regulatory capital position.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: June 30, 2019 - $22,954; December 31, 2018 - $22,219)	$23,362	$21,605	$21,109	$21,421	$20,326
Equity securities, at fair value (cost: June 30, 2019 - $1,174; December 31, 2018 - $1,526)	1,144	1,171	1,382	1,440	1,344
Derivative investments	383	305	97	432	312
Short term investments	—	—	—	15	—
Mortgage loans	760	674	667	497	525
Other invested assets	1,030	755	662	606	353
Total investments	26,679	24,510	23,917	24,411	22,860
Cash and cash equivalents	772	1,357	571	944	1,710
Accrued investment income	232	238	216	230	215
Funds withheld for reinsurance receivables, at fair value	1,922	837	757	708	769
Reinsurance recoverable	3,264	3,113	3,190	2,460	2,476
Intangibles, net	1,421	1,421	1,359	1,205	1,070
Deferred tax assets, net	150	283	343	285	283
Goodwill	467	467	467	467	467
Other assets	191	220	125	250	154
Total assets	$35,098	$32,446	$30,945	$30,960	$30,004

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds (a)	$24,828	$23,881	$23,387	$23,164	$22,504
Future policy benefits, including $1,787 and $725 at fair value at June 30, 2019 and December 31, 2018, respectively (b)	5,641	4,677	4,641	4,631	4,710
Funds withheld for reinsurance liabilities	839	653	722	3	2
Liability for policy and contract claims (c)	66	70	64	60	74
Debt	542	541	541	540	540
Other liabilities	922	873	700	1,088	792
Total liabilities	32,838	30,695	30,055	29,486	28,622

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 414,126 and 399,033 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 221,660,974 issued and outstanding at June 30, 2019 and December 31, 2018)	—	—	—	—	—
Additional paid-in capital	2,014	2,007	1,998	2,056	2,047
Retained earnings (Accumulated deficit)	30	(6)	(167)	(13)	(62)
Accumulated other comprehensive income (loss)	251	(216)	(937)	(569)	(603)
Treasury stock, at cost (4,475,919 shares at June 30, 2019; 600,000 shares at December 31, 2018)	(35)	(34)	(4)	—	—
Total shareholders' equity	2,260	1,751	890	1,474	1,382
Total liabilities and shareholders' equity	$35,098	$32,446	$30,945	$30,960	$30,004

Equity attributable to preferred shareholders (1)	$422	$414	$406	$398	$391
(1) Refer to "Non-GAAP Financial Measures" for further details
(a) Contractholder funds include amounts on deposit for annuity and universal life contracts plus the fair value of future index credits and guarantees on our FIA and IUL products.
(b) Future policy benefits include the present value of future benefits on our traditional life insurance products, life contingent SPIA contracts, long-term care block and offshore reinsurance annuity products.
(c) Liability for policy and contract claims represents policyholder pending claims.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$7	$8	$7	$7	$7	$15	$16
Life contingent immediate annuity	1	8	2	5	8	9	17
Net investment income	315	289	295	267	282	604	545
Net investment gains (losses)	135	240	(555)	119	(2)	375	(193)
Surrender charges	8	8	9	9	12	16	26
Cost of insurance fees and other income	29	47	31	37	33	76	67
Total revenues	495	600	(211)	444	340	1,095	478
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	22	18	20	17	22	40	40
Life contingent immediate annuity benefits and changes in future policy benefits	15	5	12	13	13	20	31
Interest sensitive and index product benefits and changes in future policy benefits	231	316	(84)	267	182	547	107
General expenses	44	31	47	31	37	75	72
Acquisition expenses	207	103	106	94	94	310	148
Deferred acquisition costs ("DAC")	(104)	(90)	(98)	(85)	(85)	(194)	(134)
Amortization of intangibles	13	29	(23)	28	17	42	44
Total benefits and expenses	428	412	(20)	365	280	840	308
Operating income	67	188	(191)	79	60	255	170
Interest expense	(8)	(8)	(8)	(8)	(7)	(16)	(13)
Income before income taxes	59	180	(199)	71	53	239	157
Income tax expense	(13)	(9)	51	(15)	(13)	(22)	(52)
Net income (loss)	$46	$171	$(148)	$56	$40	$217	$105
Less Preferred stock dividend	8	8	8	7	7	16	14
Net income (loss) available to common shareholders	$38	$163	$(156)	$49	$33	$201	$91

Net income (loss) per common share:
Basic	$0.17	$0.74	$(0.70)	$0.23	$0.15	$0.92	$0.42
Diluted	$0.17	$0.74	$(0.70)	$0.23	$0.15	$0.92	$0.42
Weighted average common shares used in computing net income (loss) per common share:
Basic	217.19	219.65	220.91	214.37	214.37	218.48	214.37
Diluted	217.26	219.68	220.91	214.42	214.38	218.54	214.38

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Reconciliation from Net Income (Loss) to AOI

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net income (loss)	$46	$171	$(148)	$56	$40	$217	$105
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	(22)	(70)	174	38	37	(92)	76
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	69	(17)	77	(30)	(9)	52	(72)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	(10)	19	—	—	—	9	—
Effect of integration, merger related & other non-operating items	(3)	(3)	25	4	3	(6)	11
Effects of extinguishment of debt	—	—	—	—	(2)	—	(2)
Tax effect of affiliated reinsurance embedded derivative	—	—	(15)	—	—	—	15
Net impact of Tax Cuts and Jobs Act (c)	—	—	—	3	—	—	—
Tax impact of adjusting items	(7)	(10)	(29)	(2)	(4)	(17)	—
AOI	$73	$90	$84	$69	$65	$163	$133
Dividends on preferred stock	(8)	(8)	(8)	(7)	(7)	(16)	(14)
AOI available to common shareholders	$65	$82	$76	$62	$58	$147	$119

Per diluted common share:
Net income (loss) available to common shareholders	$0.17	$0.74	$(0.70)	$0.23	$0.15	$0.92	$0.42
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	(0.10)	(0.32)	0.78	0.18	0.17	(0.42)	0.35
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	0.32	(0.08)	0.35	(0.14)	(0.04)	0.24	(0.33)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	(0.05)	0.09	—	—	—	0.04	—
Effect of integration, merger related & other non-operating items	(0.01)	(0.01)	0.11	0.02	0.01	(0.03)	0.05
Effects of extinguishment of debt	—	—	—	—	(0.01)	—	(0.01)
Tax effect of affiliated reinsurance embedded derivative	—	—	(0.07)	—	—	—	0.07
Net impact of Tax Cuts and Jobs Act (c)	—	—	—	0.01	—	—	—
Tax impact of adjusting items	(0.03)	(0.05)	(0.13)	(0.01)	(0.01)	(0.08)	—
AOI available to common shareholders per diluted share	$0.30	$0.37	$0.34	$0.29	$0.27	$0.67	$0.55
(a) Amounts are net of offsets related to value of business acquired ("VOBA"), deferred acquisition cost ("DAC"), deferred sale inducement ("DSI"), unearned revenue ("UREV") amortization and cost of reinsurance intangible, as applicable.
(b) The updated definition of AOI removes the fair value impacts of assumed reinsurance by our international subsidiaries for periods after September 30, 2018.
(c) The Company recorded an immaterial out of period adjustment related to the December 1, 2017 fair value of the deferred income tax valuation allowance acquired from the Business Combination. See "Note 2. Significant Accounting Policies and Practices" of the Company’s Form 10-K for additional information.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Summary of Adjustments to Arrive at AOI

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenue:
Insurance and investment product fees and other (a)	$3	$(8)	$—	$—	$—	$(5)	$—
Net investment gains (losses) (b)	(124)	(221)	493	(92)	(3)	(345)	160
Increase (decrease) in total revenues	(121)	(229)	493	(92)	(3)	(350)	160

Benefits and expenses:
Benefits and other changes in policy reserves (c)	175	161	(182)	105	39	336	(149)
Acquisition and operating expenses, net of deferrals	(3)	(3)	12	(1)	3	(6)	11
Amortization of intangibles (d)	(17)	—	(47)	—	(8)	(17)	(7)
(Decrease) increase in total benefits and expenses	155	158	(217)	104	34	313	(145)

Increase (decrease) in pre-tax operating income	34	(71)	276	12	31	(37)	15

(Decrease) increase in interest expense	—	—	—	—	(2)	—	(2)
(Decrease) increase in income tax expense (benefit) (e)	(7)	(10)	(44)	1	(4)	(17)	15
Increase (decrease) in net income	$27	$(81)	$232	$13	$25	$(54)	$28

(a) Insurance and investment product fees and other: includes the effect of contract fee termination.
(b) Net investment gains (losses): includes the effect of net investment gains (losses) including OTTI, changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs. For periods after September 30, 2018, effects of net investment gains include the change in fair value of the reinsurance related embedded derivative.
(c) Benefits and other changes in policy reserves: includes the effects of the changes in fair values of FIA embedded derivatives and the fair value impacts of assumed reinsurance by our international subsidiaries.
(d) Amortization of intangibles includes the impact on DAC, VOBA, DSI and cost of reinsurance of the adjustments in b-c above.
(e) The tax expense (benefit) includes the tax impact, as appropriate by tax jurisdiction, of the adjustments in a-d above and the impact of tax reform and the impact of affiliated reinsurance embedded derivative.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Notable Items Included in Net Income (Loss) and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net income (loss) and AOI. The amounts below are included in disclosures within the Company's earnings releases to explain our Net income (loss) and AOI results as we believe these items provide further clarity to the financial performance of the business.

	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income (loss)	$46	$171	$(148)	$56	$40	$217	$105

AOI	$73	$90	$84	$69	$65	$163	$133
Notable Items (Not Trendable) Included within AOI and Net income (loss) [(unfavorable)/favorable]
Project expenses (a)	(11)	(2)	(2)	—	(3)	(13)	(3)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (b)	3	14	4	5	5	17	13
Assumption review & DAC, VOBA, DSI and cost of reinsurance unlocking (c)	—	—	(4)	5	—	—	—
Bond prepay income / other (d)	4	5	15	—	4	9	4
(a) Project related expenses.
(b) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(c) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(d) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Capitalization/Book Value per Share

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$550	$550	$550	$550	$550
Total debt	550	550	550	550	550
Total shareholders' equity	2,260	1,751	890	1,474	1,382
Total capitalization	2,810	2,301	1,440	2,024	1,932
AOCI	251	(216)	(937)	(569)	(603)
Total capitalization excluding AOCI (1)	$2,559	$2,517	$2,377	$2,593	$2,535

Total shareholders' equity	2,260	1,751	890	1,474	1,382
Equity available to preferred shareholders	422	414	406	398	391
Common shareholders' equity	1,838	1,337	484	1,076	991
AOCI	251	(216)	(937)	(569)	(603)
Total common shareholders' equity excluding AOCI (1)	$1,587	$1,553	$1,421	$1,645	$1,594

Common shares outstanding	217.19	217.33	221.06	214.37	214.37

Book Value per Share: (1)
GAAP Book value per common share including AOCI (1)	$8.46	$6.15	$2.19	$5.02	$4.62
GAAP Book value per common share excluding AOCI (1)	$7.31	$7.15	$6.43	$7.67	$7.44

Debt-to-Capital Ratios: (1)
Total Debt to Capitalization, excluding AOCI (1)	21.5%	21.9%	23.1%	21.2%	21.7%
Rating Agency Adjusted Debt to Capitalization, excluding AOCI (1)	29.7%	30.1%	31.7%	28.9%	29.4%

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	8.2%	10.3%	(1.5)%	15.1%	14.1%
Return on average common shareholders' equity, excluding AOCI (1)	6.0%	5.7%	(1.0)%	11.8%	11.7%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	18.3%	17.9%	16.6%	15.3%	15.3%

	Three months ended
Quarterly Average ROE	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	9.6%	71.6%	(80.0)%	19.0%	11.6%
Return on average common shareholders' equity, excluding AOCI (1)	9.7%	43.8%	(40.7)%	12.1%	8.4%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	16.6%	22.1%	19.8%	15.3%	14.7%

	Twelve months ended
Reconciliation of ROE to Adjusted Operating ROE	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	8.2%	10.3%	(1.5)%	15.1%	14.1%
AOCI	(2.2)%	(4.6)%	0.5%	(3.3)%	(2.4)%
Return on average common shareholders' equity, excluding AOCI (1)	6.0%	5.7%	(1.0)%	11.8%	11.7%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	12.3%	12.2%	17.6%	3.5%	3.6%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	18.3%	17.9%	16.6%	15.3%	15.3%

	Three months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	9.6%	71.6%	(80.0)%	19.0%	11.6%
AOCI	0.1%	(27.8)%	39.3%	(6.9)%	(3.2)%
Return on average common shareholders' equity, excluding AOCI (1)	9.7%	43.8%	(40.7)%	12.1%	8.4%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	6.9%	(21.7)%	60.5%	3.2%	6.3%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	16.6%	22.1%	19.8%	15.3%	14.7%
(1) Refer to "Non-GAAP Financial Measures" for further details
(2) Refer to "Reconciliation from Net Income (Loss) to AOI" for further details on individual adjustments

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Financial Strength Ratings

	A.M. Best	Fitch	Moody's	S&P
Holding Company Ratings
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BB+	Ba3	BB+
Outlook		Positive	Stable	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BB+	Ba2	BB+
Outlook		Positive	Stable	Positive
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BB+	Not Rated	BB+
Outlook	Stable	Positive	Not Rated	Positive
Senior Unsecured Notes	bbb-	BB	Ba2	BB+
Outlook	Stable	Positive	Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	BBB	Baa2	BBB+
Outlook	Stable	Positive	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	BBB	Not Rated	BBB+
Outlook	Stable	Positive	Not Rated	Stable
F&G Reinsurance Ltd
Financial Strength Rating	A-	BBB-	Not Rated	Not Rated
Outlook	Stable	Stable	Not Rated	Not Rated
F&G Life Re Ltd
Financial Strength Rating	Not Rated	BBB	Baa2	BBB+
Outlook		Positive	Stable	Stable
*Reflects current ratings and outlooks as of date of filing

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Yield on average assets under management "AAUM" (1)	4.60%	4.42%	4.52%	4.32%
Less: Interest credited and option cost	(2.34)%	(2.34)%	(2.31)%	(2.34)%
Total product net investment spread (1)	2.26%	2.08%	2.21%	1.98%

FIA net investment spread	2.84%	2.54%	2.67%	2.46%

Gross investment book yield - bonds purchased during the period (1)	5.15%	5.47%	5.20%	5.08%

Net investment book yield - bonds purchased during the period (1)	4.75%	5.07%	4.79%	4.86%

AAUM (1)	$27,388	$25,491	$26,696	$25,224
(1) Refer to "Non-GAAP Financial Measures" for further details

Total Product Net Investment Spread
(Dollars in millions)	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$315	$282	$604	$545
AAUM	27,388	25,491	26,696	25,224
Yield	4.60%	4.42%	4.52%	4.32%

Interest credits, less DSI	$82	$85	$149	$157
Option & futures costs	62	44	124	96
Total interest credited and option costs	$144	$129	$273	$253
Average account value	24,568	21,909	23,625	21,658
Interest credited & option cost	2.34%	2.34%	2.31%	2.34%
Net investment spread	2.26%	2.08%	2.21%	1.98%

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

FIA Net Investment Spread
(Dollars in millions)	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$197	$168	$375	$333
AAUM	16,648	14,963	16,392	15,085
Yield	4.73%	4.50%	4.57%	4.41%

Interest credits, less DSI	$13	$27	$25	$44
Option & futures costs	62	44	124	96
Total interest credited and option costs	$75	$71	$149	$140
Average account value	15,850	14,468	15,668	14,355
Interest credited & option cost	1.89%	1.96%	1.90%	1.95%
Net investment spread	2.84%	2.54%	2.67%	2.46%

Sales Results by Product

(Dollars in millions)	Three months ended					Six months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Fixed index annuities (FIA)	$767	$668	$667	$631	$549	$1,435	$985
Fixed rate annuities (MYGA)	263	280	185	211	220	543	362
Institutional spread based	92	105	105	—	—	197	200
Total annuity	$1,122	$1,053	$957	$842	$769	$2,175	$1,547
Index universal life	10	8	8	7	7	18	13
Flow reinsurance	104	60	53	45	54	164	87
Total Sales	$1,236	$1,121	$1,018	$894	$830	$2,357	$1,647
(1) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$19,191	$18,927	$19,335	$18,769	$18,326
Net deposits	1,047	921	884	845	756
Premium and interest bonuses	16	16	17	14	14
Fixed interest credited and index credits	95	64	99	148	143
Guaranteed product rider fees	(27)	(26)	(27)	(21)	(23)
Surrenders, withdrawals, deaths, etc.	(436)	(711)	(624)	(420)	(447)
Reinsurance treaty cession	(185)	—	(758)	—
Account balance at end of period	$19,701	$19,191	$18,926	$19,335	$18,769
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

Deferred Annuity Rider Reserve Summary

(Dollars in millions)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Rider reserve	$244	$227	$211	$193	$183
Account value with rider reserves	10,365	9,924	9,593	9,177	8,758
Rider reserves as a percentage of account value with rider reserves	2.3%	2.3%	2.2%	2.1%	2.1%

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Annuity Deposits by Product Type

	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Product Type	(Dollars in millions)		(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$685	$446	$1,243	$782
Fixed Strategy	96	86	177	154
	781	532	1,420	936

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	2	6	3
Multi-Year Rate Guaranteed	265	222	543	365
Total before coinsurance ceded	1,047	756	1,969	1,304
Coinsurance ceded	—	—	1	—
Net after coinsurance ceded	$1,047	$756	$1,968	$1,304

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at June 30, 2019 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$16,083	82%
Single-Year Rate Guaranteed	10	1	1%	299	1%
Multi-Year Rate Guaranteed	5	4	7%	3,319	17%
Total				$19,701	100%

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$392	$2,340
0.0% < 2.0%	9	71
2.0% < 4.0%	21	356
4.0% < 6.0%	331	1,105
6.0% < 8.0%	942	1,998
8.0% < 10.0%	1,910	3,406
10.0% or greater	13	6,807
	$3,618	$16,083

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,608	—%
2019	516	4%
2020 - 2021	3,161	6%
2022 - 2023	2,722	8%
2024 - 2025	3,658	9%
Thereafter	7,036	11%
	$19,701	8%

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$528	$1,315
0.0% - 1.0%	200	1,367
1.0% - 2.0%	385	46
2.0% - 3.0%	2,505	5
Allocated to index strategies	—	13,350
	$3,618	$16,083

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,642	$549	$4
2-3%	1,254	—	—	—	—
3-4%	1,184	—	289	—	—
4-5%	440	—	190	—	—
5-6%	294	4	28	1	—
6-7%	117	4	30	—	3
7% +	136	70	198	—	66
Total:	$3,425	$78	$2,377	$550	$73

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$2,230
1% to 2%	2,658
2% to 3%	545
3% +	100
Total:	$5,533

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—	$19
2% to 5%	2	—
5% to 7%	12	47
7% to 9%	—	36
9% to 11%	—	15
11% to 13%	—	8
Total:	$14	$125
There is an additional $1,175 million Account Value allocated to strategies not listed above. Of this $1,175 million, $13 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	June 30, 2019			December 31, 2018
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$41	$41	—%	$120	$119	—%
United States Government sponsored entities	142	143	1%	107	106	—%
United States municipalities, states and territories	1,251	1,298	5%	1,216	1,187	5%
Foreign Governments	140	148	1%	129	121	1%
Corporate securities:
Finance, insurance and real estate	4,266	4,345	16%	4,307	4,088	17%
Manufacturing, construction and mining	634	638	2%	632	574	2%
Utilities, energy and related sectors	2,477	2,527	9%	2,527	2,306	10%
Wholesale/retail trade	1,552	1,537	6%	1,520	1,376	6%
Services, media and other	2,306	2,375	9%	2,227	2,035	9%
Hybrid securities	1,023	1,031	4%	992	901	4%
Non-agency residential mortgage-backed securities	859	898	3%	920	925	4%
Commercial mortgage-backed securities	2,744	2,874	11%	2,568	2,537	11%
Asset-backed securities	1,767	1,806	7%	1,542	1,549	6%
CLO securities	3,752	3,701	14%	3,411	3,283	14%
Alternative investments	937	932	3%	563	560	2%
Equity securities	1,115	1,087	4%	1,475	1,332	6%
Commercial mortgage loans	476	490	2%	482	483	2%
Residential mortgage loans	284	289	1%	185	187	1%
Other (primarily derivatives and limited partnerships)	478	528	2%	481	240	1%
Short term investments	—	—	—%	—	—	—%
Total (a)	$26,244	$26,688	100%	$25,404	$23,909	100%
(a) Asset duration, including cash and cash equivalents, of 6.7 years and 6.57 years vs. liability duration of 6.62 years and 6.19 years for the periods ending June 30, 2019 and December 31, 2018, respectively.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Credit Quality of Fixed Maturity Securities at June 30, 2019 (unaudited)

NAIC Designation	Fair Value	Percent
	(Dollars in millions)
1	$12,498	53%
2	9,475	41%
3	1,082	5%
4	230	1%
5	73	—%
6	4	—%
	$23,362	100%

Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)
AAA	$755	3%
AA	1,522	6%
A	6,238	27%
BBB	8,853	38%
Not rated	4,135	18%
Total investment grade	21,503	92%
BB	1,324	6%
B and below	412	2%
Not rated	123	—%
Total below investment grade	1,859	8%
	$23,362	100%

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	June 30, 2019
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$154	$156
Prime	612	647
Subprime	92	94
Alt-A	142	143
	$1,000	$1,040
Total by NAIC designation
1	$948	$989
2	39	39
3	11	10
4	1	1
5	1	1
	$1,000	$1,040

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	June 30, 2019
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
AT&T Inc.	$150	0.6%
HSBC Holdings	125	0.5%
Metropolitan Transportation Authority (NY)	121	0.5%
Enbridge Inc	121	0.5%
General Mortors Co	120	0.4%
Energy Transfer Partners	118	0.4%
Prudential Financial Inc	115	0.4%
HP Enterprise Co	113	0.4%
Citigroup Inc.	110	0.4%
American Intl Group	110	0.4%
(a) Issuers excluding U.S. Governmental securities.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Reinsurance Counterparty Risk Top 5 Reinsurers

(Dollars in millions)		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Re	$1,531	A+	Not Rated	Not Rated
Kubera Insurance (SAC) Ltd	857	Not Rated	Not Rated	Not Rated
Security Life of Denver	158	Not Rated	A+	A2
Hannover Re	130	A+	AA-	Not Rated
London Life	108	A+	Not Rated	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Shareholder Information

Corporate Offices:
FGL Holdings
Boundary Hall, Cricket Square, 4th Floor
Grand Cayman KY1-1102
Cayman Islands

Investor Contact:
Jon Bayer
Investors@fglife.com
(410) 487-8898

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2019 (Unaudited)
First Quarter	$8.80	$6.57	$7.87	$0.01
Second Quarter	$8.96	$7.87	$8.40	$0.01

Transfer Agent
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

FGL HOLDINGS
Financial Supplement - June 30, 2019
(unaudited)

Research Analyst Coverage

Daniel Bergman
Citi Research
(212) 816-2132
Daniel.bergman@citi.com

Andrew Kligerman
Credit Suisse
(212) 325-5069
andrew.kligerman@credit-suisse.com

Alex Scott
Goldman Sachs
(917) 343-7160
alex.scott@gs.com

Pablo Singzon
J.P. Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Mark A. Dwelle
RBC Capital Markets
(804) 782-4008
mark.dwelle@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com
John Nadel
UBS Research
(212) 713-4299
john.nadel@ubs.com